Exhibit 10.3

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

AMENDMENT NO. 3
TO SECOND AMENDED AND RESTATED LOAN ORIGINATION AGREEMENT

This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED LOAN ORIGINATION AGREEMENT (this “Amendment”), dated as of September 28, 2018 (the “Effective Date”), by and among GreenSky, LLC, a Georgia limited liability company (“Servicer”), GreenSky Servicing, LLC, a Georgia limited liability company (“GreenSky Servicing”), and SunTrust Bank, a Georgia banking corporation (“Lender”).

WITNESSETH:
WHEREAS, Servicer, GreenSky Servicing and Lender previously entered into that certain Second Amended and Restated Loan Origination Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “LOA”), dated as of December 31, 2016;
WHEREAS, Servicer, GreenSky Servicing and Lender desire to amend the LOA to modify certain terms therein; and
WHEREAS, pursuant to Section 7.01 of the LOA, Servicer, GreenSky Servicing and Lender agree to amend the LOA pursuant to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows:
Section 1.     Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the LOA.
Section 2.     Amendment to the LOA.
Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the LOA shall be and hereby is amended as follows:
(a)    Section 2.01(a)(ii) of the LOA is hereby amended by deleting the first and second sentences thereof and substituting the following in lieu thereof:

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

“Subject to Article VI, Lender will fund newly originated Loans for customers identified through the GreenSky® Program that meet the Underwriting Criteria and which meet any other requirements of this Origination Agreement up to a maximum of [*****] ($[*****]) Dollars in aggregate outstanding principal balances held on Lender’s balance sheet at any given time (the “Commitment Amount”). Lender and Servicer shall mutually agree in writing to any further increase in the Commitment Amount above [*****] ($[*****]) Dollars.”
(b)    Section 3.01(a) of the LOA is hereby amended by adding the following as a new subsection (iv) immediately after subsection (iii) thereof:
“(iv)    Certain Information regarding the GreenSky® Program. [*****]”
(c)    Schedule C to the LOA is hereby amended by adding the following at the end thereof:
“[*****]”
Section 3.     Representations of Servicer, GreenSky Servicing and Lender. Each of Servicer, GreenSky Servicing and Lender hereby represents and warrants to the parties hereto that as of the date hereof each of the representations and warranties contained in the LOA are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).
Section 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the parties hereto of a fully executed counterpart of this Amendment from each party.
Section 5.    Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the LOA as of the date hereof. Except as amended by this Amendment, the LOA remains unchanged and in full force and effect. This Amendment shall constitute a transaction document.
Section 6.    Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The delivery of an

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

executed counterpart hereof by facsimile or .pdf shall constitute delivery of an executed counterpart hereof.
Section 7.    Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
Section 8.    Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties and their respective successors and permitted assigns.
Section 9.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[Signatures appear on following page.]

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, Servicer, Lender and GreenSky Servicing have each caused this Amendment to be duly executed by their respective duly authorized officers as of the Effective Date.
GREENSKY, LLC

By: /s/ Timothy D. Kaliban
Name: Timothy D. Kaliban
Title: President

GREENSKY SERVICING, LLC

By: /s/ Timothy D. Kaliban
Name: Timothy D. Kaliban
Title: President

SUNTRUST BANK

By: /s/ Ivo Vissenberg
Name: Ivo Vissenberg
Title: Managing Attorney
October 01, 2018

Signature Page to Amendment No. 3
to Second Amended and Restated
Loan Origination Agreement